MELAMINE CHEMICALS, INC.

                   EMPLOYEE 401(K) THRIFT PLAN

                         (RESTATED 1996)



                        TABLE OF CONTENTS

                                                             Page

I    DEFINITIONS................................................1

     Alternate Payee
     Base Compensation
     Beneficiary
     Benefit Commencement Date
     Board of Directors
     Break in Service
     Change of Control
     Code
     Company
     Company Stock
     Controlled Group Member
     Disability
     Employee
     ERISA
     Family
     Funds
     Highly-Compensated Employee
     Hour of Service
     Matching Contribution
     Matching Contribution Account
     Net Compensation
     Nondeferred Account
     Non-Key Employee
     Normal Retirement Age
     Participant
     Plan
     Plan Administrator
     Plan Year
     Qualified Election
     Qualified Joint and Survivor Annuity
     Required Beginning Date
     Retirement Benefit Election Period
     Rollover Contribution Account
     Salary Deferral Agreement
     Salary Deferral Account
     Salary Deferral Contribution
     Spouse
     Top-Heavy
     Total Compensation
     Trust
     Trustee
     Valuation Date - Annual Valuation Date
     Year of Service

II   PARTICIPATION.............................................10

     Eligibility Date
     Participation
     Participation After Reemployment
     Rollover Contributions

III  SALARY DEFERRAL CONTRIBUTIONS.............................11

     Salary Deferral Agreements
     Delivery of Salary Deferral Contributions
     Dollar Limitation
     Return of Excess Deferrals
     Actual Deferral Percentage
     Discrimination Tests
     Special Rules in Connection with ADP Testing
     Excess Contributions

IV   MATCHING CONTRIBUTIONS....................................14

     Matching Contributions
     Forfeitures
     Delivery of Contributions
     Top-Heavy Contributions
     Reversion to Company
     Adjustments if Salary Deferral Contributions Adjusted
     Discrimination Test - Matching Contributions

V    VESTING...................................................19

     Salary Deferral Account
     Matching Contribution Account
     Other Accounts
     Forfeitures
     Aggregation of Periods of Service
     Recovery of Forfeiture Upon Retirement

VI   ANNUAL ADDITION LIMITATION................................20

     Definitions
     Annual Additions
     Limitation for Other Defined Contribution Plans
     Limitation for Defined Benefit Plan

VII  INVESTMENTS...............................................22

     Trust Fund
     Separate Accounts
     Investment Funds
     Company Stock
     Dividends
     Stock Dividends, Splits and Recapitalization
     Liability for Investment Decisions

VIII ACCOUNTING AND VALUATION..................................24

     Allocation of Contributions
     Valuation of Trust Funds
     Valuation of Participants' Accounts
     Accounting Procedures

IX   BENEFITS..................................................25

     Benefits Upon Termination of Employment
     Form of Benefits
     When Benefits are Paid or Begin to be Paid
     Distribution of Annuity and Installment Benefits
     Deferred Payments
     Minority or Disability Payments
     Form of Distribution
     Distributions When Employment Continues after Age 70 1/2
     Qualified Domestic Relations Orders
     Suspension of Benefits Upon Receipt of a Claim
     Direct Rollovers

X    LOANS AND WITHDRAWALS.....................................30

     Participant Loan Procedures
     Withdrawal of Nondeferred Account
     Withdrawal   From   Matching  Contribution  Account  or  Rollover
        Contribution Account
     Withdrawal From Salary Deferral Amount
     Financial Hardship
     Form of Withdrawal
     Order of Withdrawal
     Withdrawal By Married Participant

XI   DEATH BENEFITS............................................34

     Death Benefits
     Designation of Beneficiary
     Spousal Annuity

XII  TOP-HEAVY PROVISIONS......................................34

     Definitions
     Top-Heavy Status
     Minimum Contribution Requirement
     Allocation
     Accelerated Vesting

XIII ADMINISTRATION............................................37

     Administration
     Powers
     Actions
     Bond
     Compensation
     Expenses
     Claims

XIV  AMENDMENT AND TERMINATION.................................39

     Amendment
     Merger
     Termination

XV   MISCELLANEOUS PROVISIONS..................................39

     Governing Law
     Diversion
     Employment Rights
     Action
     Liability for Benefits
     Evidence
     Anticipation of Benefits
     Named Fiduciary
     Indemnification
     Failure to Locate Beneficiary
     Voting Rights
     Insider Trading Restrictions
     Procedure for Participant Elections

XVI  TRUST PROVISIONS..........................................41

     General Duties
     General Powers
     Reliance on Committee and Company
     Accounts and Reports
     Disbursements
     Authority of Trustee
     Funding Policy; Parties in Interest
     Removal or Resignation of Trustee
     Successor Trustee


                     MELAMINE CHEMICALS, INC.

                   EMPLOYEE 401(K) THRIFT PLAN

                         (RESTATED 1996)


                             PREAMBLE

      Effective June 1, 1974, Melamine Chemicals, Inc., a Delaware corporation located in Donaldsonville, Louisiana, adopted the Triad-Melamine Savings and Investment Plan intended to qualify as a profit-sharing plan under Section 401(a) of the Internal Revenue Code, which plan has been amended, on numerous occasions. Effective July 1, 1985, the Plan was amended, restated and renamed the Melamine Chemicals, Inc. Employee 401(k) Thrift Plan, and since then the Plan has been intended to qualify as both a profit-sharing plan under Section 401(a) and a cash-or-deferred arrangement under Section 401(k) of the Internal Revenue Code.

      In order to incorporate into the Plan the provisions of six amendments made since the previous restatement, to bring the Plan into full compliance with the provisions of the Tax Reform Act of 1986 and subsequent legislation, to modify certain administration provisions, to allow in-service withdrawals of Rollover Contributions, and to make other improvements and clarifications, the Plan is hereby amended and restated in its entirety, effective (except as otherwise indicated) July 1, 1989. This restatement shall be effective for all Employees who are credited with an Hour of Service after June 30, 1989. The rights and benefits, if any, of Employees terminated prior to July 1, 1989, shall be determined in accordance with the provisions of the Plan as in effect on the respective dates of termination of service of such former Employees.

                            ARTICLE I
                           DEFINITIONS

      1. Alternate Payee means any spouse, former spouse, child, or other dependent of a Participant who is entitled to benefits from the Participant's accounts under a Qualified Domestic Relations Order, pursuant to Paragraph 9 of Article IX.

      2. Base Compensation means an Employee's basic salary or wages (excluding bonuses, overtime and other items of additional compensation) paid by the Company during the portion of the Plan Year during which the Employee is eligible to participate, without deducting any Salary Deferral Contributions or salary reductions under Code Section 125, but limited to the amount allowed under Code Section 401(a)(17) to be taken into account, which amounts are specified in Paragraph 40 of this Article I.

      3. Beneficiary means the person or persons to whom a deceased Participant's benefits are payable.

      4. Benefit Commencement Date means the date as of which an installment or annuity benefit is required to begin, or the date as of which a lump sum benefit is required to be paid.

      5. Board of Directors means the Board of Directors of Melamine Chemicals, Inc.

      6. Break in Service shall mean a Plan Year during which an Employee does not complete more than 500 Hours of Service. If an Employee is absent from work by reason of the Employee's pregnancy, birth of the Employee's child, placement of the child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement, for the purpose of determining whether a Break in Service has occurred Hours of Service shall be credited for the computation period in which the absence from work begins, if credit therefor is necessary to prevent the Employee from incurring a Break in Service in that computation period, otherwise Hours of Service shall be credited for the immediately following computation period. The Hours of Service shall be equal to those that would normally have been credited but for such absence or, in any case in which the Plan Administrator is unable to determine such hours normally credited, eight Hours of Service per day. The total Hours of Service required to be credited shall not exceed 501.

      7.    Change of Control shall mean:

            a. The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph
            (c) of this Paragraph 7; or

            b. Any change in the composition of the Board of Directors of the Company such that individuals who, as of April 9, 1991, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to that date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election content with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

            c. Approval by the shareholders of the Company of a reorganization, merger or consolidation (a "Business Combination"), unless, in each case, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting
            Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

            d. Approval by the shareholders of  the  Company of
            (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (1) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and the entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding
            Company Voting Securities prior to the sale or disposition and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board of Directors.

      8. Code means the Internal Revenue Code of 1986, as amended.

      9.    Company  shall  mean  Melamine  Chemicals, Inc.,  a
Delaware corporation located in Donaldsonville, Louisiana, and any entity into which Melamine Chemicals, Inc. may be merged or consolidated or by which it may be succeeded.

      10. Company Stock means voting common stock issued by the Company.

      11. Controlled Group Member shall mean any corporation which is included with the Company in a controlled group of corporations, as determined in accordance with Section 414(b) of the Code, or any unincorporated trade or business which is under common control with the Company in accordance with
Section 414(c) of the Code, or any organization (whether or not incorporated) which is a member of an affiliated service group with the Company in accordance with Section 414(m) of the Code, or any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

      12. Disability shall mean a Participant's total and permanent disability as a result of disease or bodily injury so as to render the Participant incapable of engaging in any substantial gainful activity by reason of any medically determinable physical or mental impairment or impairments that can be expected to result in death or that have lasted or can be expected to last for a continuous period of not less than 12 months. The Plan Administrator shall have the exclusive right, power and discretion to determine, with the assistance of a competent physician, whether a Participant has suffered Disability, and a certificate to that effect executed by a duly authorized officer of the Company and supported by the affidavit of an examining physician shall be sufficient evidence of such fact and may be so accepted by the Plan Administrator without further inquiry, provided that all Participants under similar circumstances shall be treated alike.

      13. Employee shall mean any person employed by the Company and who is not represented by a collective bargaining unit, except as otherwise provided in any applicable collective bargaining agreement. The term "Employee" shall not include any person who is a "leased employee", as defined in Code
Section 414(n).

      14.   ERISA means the Employee Retirement Income Security
Act of 1974, as amended.

      15.   Family   (of  an  Employee)  means  the  Employee's
spouse, and his lineal ascendants and descendants and their spouses.

      16. Funds means the investment funds available under Paragraph 3 of Article VII of the Plan.

      17.   Highly-Compensated Employee  means any Employee who

            a.    During the preceding Plan Year -

                  i.    Was a 5% owner, as defined in Paragraph
                        19(c),below;

                  ii. Received  Total Compensation in excess of
            $75,000, as adjusted under Code Section 414(q) to reflect increases in the cost-of-living;

                  iii. Received Total Compensation in excess of
            $50,000, as adjusted under Code Section 414(q) to reflect increases in the cost-of-living, and in the top-paid group of employees for the year. An
            Employee is in the top-paid group of employees if he was in the group consisting of the top 20% of employees when ranked on the basis of Total Compensation paid during such year. In determining the employees in the top-paid group the following shall be excluded: employees who have not completed 6 months of service, who normally work less than 17 1/2 hours per week, who normally work during not more than 6 months of a year, have not obtained age 21, and, except to the extent provided in regulations, who are included in a collective bargaining agreement; or

                  iv. Was an  officer  described  in  Paragraph
            19(a) below (provided, however, that no more than 50 employees (or, if less, the greater of 3 employees or 10% of the employees) shall be treated as officers of the Company, but when no officer has Total Compensation in excess of 50% of the Code
            Section 415(b)(1)(A) limit, the highest paid officer is treated as highly compensated); or

            b.    During the current Plan Year is -

                  i.    A  5%  owner,  as  defined in Paragraph
                        19(c), below, or

                  ii. One of the 100 Employees paid the highest
            Total Compensation during the year, if he also falls in one of the categories of Subparagraphs a.ii, iii or iv for the current Plan Year.

     If any individual is a member of the Family of either (i) a 5% owner or (ii) a Highly-Compensated Employee in the group consisting of the 10 Highly-Compensated Employees paid the greatest Total Compensation during the year (a "Most-Highly-Compensated Employee"), then such individual shall not be considered a separate Employee and any compensation paid to such individual (and any applicable contribution on behalf of such individual) shall be treated as if it were paid to (or on behalf of ) the 5% owner or Most-Highly-Compensated Employee.

     For purposes of determining  who  is  a Highly-Compensated
Employee, the Company and any Controlled Group Member are treated as a single employer.

     18.  Hour of Service means:

          a. Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Company. These hours shall be credited to the Employee for the computation period in which the duties are performed; and

          b. Each hour for which an Employee is paid, or en-titled to payment, by the Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has been termi-nated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence. No more than five hundred and one Hours of Service shall be credited under this Subparagraph
     (b) for any single continuous period (whether or not such period occurs in a single computation period). Hours of Service under this Subparagraph (b) shall be calculated and credited pursuant to the Department of Labor Regulation Section 2530.200b-2, which regulation is incorporated in the Plan by this reference; and

          c. Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company. The same Hours of Service shall not be credited both under Subparagraph (a) or (b) and Subparagraph (c). These Hours of Service shall be credited to the Employee for the computation period to which the award, agreement or payment pertains rather than the computation period in which the award, agreement or payment is made.

     19.  Key  Employee  means  any Employee or former Employee
(or his or her Beneficiary) who at  any  time  during  the Plan
Year, or any of the four preceding Plan Years, is:

          a. An officer of the Company (within the meaning of Code Section 416) with annual Total Compensation greater than 50% of the dollar limitation described in Code
     Section 415(b)(1)(A). No more than 50 Employees shall be included in this category.

          b. One of the ten Employees owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Company and all employers required to be aggregated with the Company under Code Sections 414(b),
     (c) or (m), provided (i) such Employee has annual Total Compensation greater than the dollar limitation described in Code Section 415(c)(1)(A) (currently $30,000), and
     (ii) the ownership interest of such Employee exceeds one-half of one percent.

          c. A five percent owner of the Company. A five percent owner means any person who owns (or is considered as owning within the meaning of Code Section 318) (i) more than five percent of the outstanding stock of the Company, or (ii) stock possessing more than five percent of the total combined voting power of all stock of the Company. In determining percent ownership, employers that would otherwise be aggregated under Code Sections 414(b), (c), and (m) shall be treated as separate employers.

          d. A one percent owner of the Company with Total Compensation of more than $150,000. A one percent owner means any person who owns (or is considered as owning within the meaning of Code Section 318) (i) more than one percent of the outstanding stock of the Company, or
     (ii) stock possessing more than one percent of the total combined voting power of all stock of the Company. In determining percentage ownership, employers that would otherwise be aggregated under Code Sections 414(b), (c), and (m) shall be treated as separate employers. However, in determining whether an individual has Compensation of more than $150,000, Compensation from each employer required to be aggregated under Code Sections 414(b), (c), and (m) shall be taken into account.
     20. Matching Contribution means the amount contributed to a Participant's Matching Contribution Account by the Company, pursuant to Article IV.

     21.  Matching  Contribution   Account  means  the  account
established for a Participant which  is  funded by (a) Matching
Contributions, and (b) contributions required on account of a Top-Heavy Plan Year, if any.

     22. Net Compensation means a Participant's Total Compensation, except that all deferrals elected by the Participant under Code Sections 125, 402(a)(8) and 402(h)(1)(B) are subtracted before applying the Code Section 401(a)(17) limitation specified in Paragraph 40.

     23. Nondeferred Account shall mean any account maintained on behalf of a Participant that consists of the Participant's after-tax contributions that were allowed to be contributed prior to July 1, 1985, as well as any amounts recharacterized pursuant to Section 3.2(b) of the Plan document prior to July 1, 1985, and the investment earnings of the Trust allocable to such contributions.

     24.  Non-Key  Employee means any Employee who is not a Key
Employee.

     25. Normal Retirement Age means a Participant's 65th birthday.
     26. Participant means an Employee for whom one or more accounts are established under the terms of the Plan.

     27.  Plan  means  the  Melamine Chemicals,  Inc.  Employee
401(k)  Thrift  Plan  described   in   this  document  and  any
amendments hereto.

     28.  Plan   Administrator  means  the  Employee   Benefits
Committee, described in Article XIII.

     29.  Plan Year means the 12 months ending June 30.

     30. Qualified Election. A Qualified Election is an election by a Participant to which his Spouse has consented. The Qualified Election must be signed by both the Participant and the Spouse, and must acknowledge the effect of the election. The Spouse's signature must be witnessed by a representative of the Plan Administrator or by a notary public. A Qualified Election can be made without the Spouse's consent only if the Participant establishes to the satisfaction of the Plan Administrator that the Participant's Spouse cannot be located, in which event the Spouse is deemed to have consented. A Participant may revoke a Qualified Election without the consent of his Spouse, at any time before the Benefit Commencement Date.

     31. Qualified Joint and Survivor Annuity shall mean an annuity for the life of the Participant, with a survivor annuity for the remaining life of the Participant's Spouse which is 50% of the amount of the annuity payable while the Participant is living.

     32.  Required  Beginning  Date  means  April  1st  of  the calendar year following the calendar year in which a Participant attains age 70 1/2, provided, however, that if a Participant who is not a five percent owner of the Company reached age 70 1/2 prior to 1988 his Required Beginning Date shall be April 1st following the calendar year in which he or she terminates employment.

     33. Retirement Benefit Election Period means the period which begins 90 days prior to the Benefit Commencement Date, and ends 30 days prior to the Benefit Commencement Date.

     34.  Rollover   Contribution  Account  means  the  account
established to hold a Participant's Rollover Contribution made by authority of Paragraph 4 of Article II.

     35.  Salary  Deferral   Agreement   means   the  agreement
described in Article III which is executed by a Participant and an authorized representative of the Company.

     36.  Salary Deferral Account means the account  maintained
for   a  Participant  which  is  funded  with  Salary  Deferral
Contributions made on his or her behalf by the Company.

     37. Salary Deferral Contribution means the contributions made by the Company on behalf of a Participant pursuant to such Participant's Salary Deferral Agreement.
     38.  Spouse means  the  person  to  whom  a Participant is
married   at   the   earlier   of   the  Participant's  Benefit
Commencement Date or death.

     39. Top-Heavy means, as of a Determination Date, that the sum of (a) the Aggregate Value of accounts of Key Employees, and (b) the Present Value of Accrued Benefits of Key Employees exceeds sixty percent of such sum determined for all Employees. The determination shall be made in accordance with the provisions of Code Section 416(g) and Article XII of the Plan. The determination of whether the Plan is Top-Heavy shall be made after (a) aggregating all other plans of the Company and its affiliates, if any, which constitute a Required Aggregation Group, and (b) after aggregating any other plan of the Company or an affiliate, if any, which constitutes a Permissive Aggregation Group, if such permissive aggregation eliminates the Top-Heavy status of any plan within such group. Notwithstanding the provisions of this Paragraph, in no event shall the Aggregate Value of Accounts or the Present Value of Accrued Benefits of an individual who has not received any Total Compensation from the Company during the five-year period ending on the Determination Date be taken into account for purposes of determining whether the Plan is Top-Heavy.

     40. Total Compensation means "Wages" within the meaning of Code Section 3401(a) and all other payments of compensation to an Employee for which the Company is required to furnish the Employee a written statement under Code Sections 6041(d) and 6051(a)(3), but without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code
Section 3401(a)(2)); but limited to the amount allowed to be taken into account under Code Section 401(a)(17), which amount shall be $200,000 for the Plan Year beginning July 1, 1989, $209,200 for the Plan Year beginning July 1, 1990, $222,220 for the Plan Year beginning July 1, 1991, $228,860 for the Plan Year beginning July 1, 1992, $235,840 for the Plan Year beginning July 1, 1993, $150,000 for the Plan Year beginning July 1, 1994, and in each Plan Year thereafter such amount as is determined pursuant to Code Section 401(a)(17).

     41. Trust shall mean the trust established by the Plan under which contributions to the Plan shall be received, held, invested and disbursed to, or for the benefit of Participants and their Beneficiaries and Alternate Payees.

     42. Trustee shall mean such individual, individuals or entity that has or shall have accepted the appointment by the Company as Trustee under the Plan.

     43.  Valuation Date means March 31st, June 30th, September
30th,  and  December 31st.  Annual Valuation  Date  means  June
30th.

     44.  Year   of   Service  shall  mean  a  12-month  period
beginning with an Employee's date of hire, or any anniversary of that date, in which the Employee completes 1,000 Hours of Service with the Company or a Controlled Group Member.



                            ARTICLE II
                          PARTICIPATION

     1. Eligibility Date. Each Employee as of July 1, 1989, who was participating under the Plan on June 30, 1989, shall, without further requirements, continue as a Participant in the Plan.

     Each other Employee on July 1, 1989, and each person who becomes an Employee after July 1, 1989, shall be eligible to become a Participant on the first day of the month coincident with or next following the date he completes one Year of Service, provided he is still an Employee on such date.

     2. Participation. Prior to the date on which an Employee shall, if he continues in Service with the Company, satisfy the eligibility requirements set forth above, the Plan Administrator shall forward to the Employee such application for participation as the Plan Administrator shall require and shall notify him of the requirements to become a Participant. An employee who does not apply for participation when he first becomes eligible may apply for participation by completing the application for participation and returning it to the Plan Administrator. In such event, his participation shall commence as of the first day of the month following receipt of application by the Plan Administrator. All determinations of eligibility to participate in the Plan shall be made by the Plan Administrator in a uniform and nondiscriminatory manner.

     An Employee who has become a Participant shall continue to be a Participant until he no longer has an account balance under the Plan.

     3. Participation After Reemployment. If an Employee terminates his or her employment with the Company and is later reemployed, he or she shall be entitled to participate in the Plan as of the date following the date on which such Participant first performs an Hour of Service for the Employer after reemployment, if his termination occurred after he had become eligible to participate. If he was not eligible but no Break in Service occurred before he was reemployed, his service shall be aggregated as if his employment had not terminated. In all other cases the Employee will be treated as a new Employee for purposes of determining eligibility to participate in the Plan.

     4. Rollover Contributions. The Plan Administrator, in its complete discretion, exercised in a uniform and non-discriminatory manner, may allow a Rollover Contribution to be made by an Employee. Rollover Contributions must be made in cash. A Rollover Contribution is a contribution from another plan qualified under Code Section 401(a) or from an individual retirement account under Code Section 408(a) that has been funded pursuant to Code Section 402(a) only by distributions from one or more other qualified plans. A Rollover Contribution shall be allocated to a Rollover Contribution Account for the Employee. Effective February 5, 1992, an Employee can make a Rollover Contribution even if not eligible to make Salary Deferral Contributions.



                           ARTICLE III
                  SALARY DEFERRAL CONTRIBUTIONS

     1. Salary Deferral Agreements. An Employee eligible to participate in the Plan may execute a Salary Deferral Agreement effective as of the first day of the month following receipt of the Agreement by the Plan Administrator. In such a Salary Deferral Agreement the Employee shall agree to accept a deferral of Base Compensation expressed as a whole percentage no less than 1% and no more than 16%. A Salary Deferral Agreement shall remain in effect until revoked or modified by a subsequent Salary Deferral Agreement.

     A new Salary Deferral Agreement or a revocation of a Participant's Salary Deferral Agreement shall be effective on the first day of the payroll period following receipt of the
new  Agreement   by  the  Plan  Administrator;  except  that  a
Participant who has increased his rate of deferral must wait six months before making another increase. A Participant who revokes his Salary Deferral Agreement shall be unable to resume participation until the first day of the sixth month following the effective date of the revocation.

     2. Delivery of Salary Deferral Contributions. Salary Deferral Contributions shall be withheld from a Participant's Base Compensation and delivered to the Trustee as soon as practicable after the close of the calendar month in which the deferral occurs; provided, however, that Salary Deferral Contributions for a Plan Year shall be delivered to the Trustee no later than thirty days after the close of such year.

     3. Dollar Limitation. In no event shall a Participant's Salary Deferral Contributions for a taxable year of the Participant exceed $7,000, or such larger amount as allowed under Code Section 402(g) to reflect increases in the cost of living.

     4. Return of Excess Deferrals. If a Participant's Salary Deferral Contributions under the Plan should exceed the dollar limitation under Paragraph 3 for a taxable year, the excess amount and the earnings thereon through the end of that taxable year shall be distributed to the Participant no later than the April 15 following the end of that taxable year. If a Participant notifies the Plan Administrator in writing no later than the March 1 immediately following a taxable year that during that taxable year he was also a participant in a plan of an unrelated employer governed by the Code Section 402(g) dollar limitation, that the total deferrals under the plans for that taxable year exceeded the dollar limitation, and that he has allocated some or all of the excess deferrals to this Plan, then the excess allocated to this Plan (and the earnings thereon through the end of that taxable year) shall be distributed to the Participant no later than the immediately following April 15. Any Matching Contributions attributable to returned Salary Deferral Contributions shall be forfeited.

     5. Actual Deferral Percentage . "Actual Deferral Percentage" (hereinafter "ADP") shall mean for each specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the amount of Salary Deferral Contributions actually delivered to the Trustee for the Participant for the Plan Year to (2) the Participant's Total Compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year). The ADP shall be calculated separately for the group consisting of Highly-Compensated Employees and the group consisting of Non-Highly-Compensated Employees. The term "Participant" for purposes of computing ADPs (and ACPs under Paragraph 7, Article IV) includes any Employee who would be a Participant but for the failure to make Salary Deferral Contributions; he shall be treated as a Participant on whose behalf no Salary Deferral Contribution is made.

     6.   Discrimination  Tests.   In  each  Plan Year the Plan
must satisfy one of the following tests:

          a. The ADP for Participants who are Highly-Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-Highly-Compensated Employees for the same Plan Year multiplied by 1.25; or

          b. The ADP for Participants who are Highly-Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-Highly-Compensated Employees for the same Plan Year multiplied by 2.0, provided that the ADP for Participants who are Highly-Compensated Employees does not exceed the ADP for Participants who are Non-Highly-Compensated Employees by more than two (2) percentage points.

     7.   Special Rules in Connection with ADP Testing:

          a. The ADP for any Participant who is a Highly-Compensated Employee for the Plan Year and who is eligible to have Salary Deferral Contributions allocated to his or her accounts under two or more arrangements described in Code Section 401(k) ("cash-or-deferred arrangements") that are maintained by the Company shall be determined as if such Salary Deferral Contributions were made under a single such arrangement. If a Highly-Compensated Employee participates in two or more cash-or-deferred arrangements that have different plan years, all cash-or-deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

          b. In the event that this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the ADP of Employees as if all such plans were a single plan.

          c. For purposes of determining the ADP of a Participant who is a five percent (5%) owner or one of the ten (10) most highly-paid Highly- Compensated Employees, the Salary Deferral Contributions and Total Compensation of such Participant shall include the Salary Deferral Contributions and Total Compensation for the Plan Year of members of the Participant's Family. Family members, with respect to such Highly-Compensated Employees, shall be disregarded as separate Employees in determining the ADP both for Participants who are Non-Highly-Compensated Employees and for Participants who are Highly-Compensated Employees.

          d. For purposes of the ADP test, there shall be taken into account only those Salary Deferral Contributions: made before the last day of the twelve (12) month period immediately following the Plan Year to which the Salary Deferral Contributions relate; and which relate to Base Compensation which would have been received by the Participant in the Plan Year (but for the deferral election) or which is attributable to services performed by the Participant in the Plan Year and would have been received by the Participant within 2 1/2 months after the close of the Plan Year (but for the deferral election).

          e. The determination and treatment of the ADP amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

          f. In the event that the ADP of the Highly-Compensated Employees for the Plan Year determined at a date prior to the end of the Plan Year indicates that the Plan for the year will not otherwise comply with either ADP test, the Plan Administrator has the authority to reduce the Salary Deferral Contribution rate for the remainder of the Plan Year for all or a portion of the Highly-Compensated Employees in an equitable manner to increase the likelihood that one of the ADP tests will be satisfied.

     8.   Excess Contributions

          a. "Excess Contributions" shall mean, with respect to any Plan Year, the excess of:

               (i)  The  aggregate  amount  of  Salary Deferral
          Contributions   actually   taken   into  account   in
          computing the ADP of Highly Compensated Employees for such Plan Year, over

               (ii) The maximum amount of such contributions permitted by the ADP test (determined by reducing Salary Deferral Contributions made on behalf of Highly-Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

          b. Determination of Income or Loss. Excess Contributions shall be adjusted for any income or loss attributable thereto in the year in which the contributions were made. The income or loss allocable to Excess Contributions is the income or loss allocable to the Participant's Salary Deferral Account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator of which is the Participant's account balance attributable to Salary Deferral Contributions without regard to any income or loss occurring during such Plan Year.

          c. Distribution of Excess Contributions. Notwithstanding any other provision of this Plan, Excess Contributions for a Plan Year, plus any income and minus any loss allocable thereto, shall be distributed from a Participant's Salary Deferral Account no later than 2 1/2 months after the end of the Plan Year to Participants to whose accounts such Excess Contributions were allocated for the Plan Year. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. With respect to Participants who are subject to the family member aggregation rules of Code Section 414(q)(6), the ADP of such Participants shall be reduced in accordance with the "leveling" method described in the regulations and the Excess Contributions of such Participants shall be allocated in the manner prescribed by the regulations. Excess Contributions shall be treated as Annual Additions under the Plan.


                            ARTICLE IV
                      MATCHING CONTRIBUTIONS

     1.   Matching  Contributions.   As  of  the  end  of  each
calendar month, the Company shall contribute to the Matching Contribution Account of each Participant a Matching Contribution equal to 100% of the first 4% of Base Compensation for which the Participant elected to have Salary Deferral Contributions made for the month. If a Participant elected to have Salary Deferral Contributions made at a rate in excess of 4% of Base Compensation, and the Participant is unable to make further Salary Deferral Contributions during the Plan Year because of the limitation in Paragraph 3 of Article III, additional Matching Contributions shall be made in each remaining month of the Plan Year that the Participant remains employed, equal to 100% of the lesser of 4% of the Participant's Base Compensation for the current month and the amount of the Participant's Salary Deferral Contributions made that year that were not previously the basis for a Matching Contribution.

     Employer Matching Contributions will be made in cash, unless the Board of Directors of the Company determines to make a contribution in the form of Company Stock to the extent the Participants have elected to have contributions to their accounts invested in the Melamine Fund. A contribution by the Company in Company Stock will be valued at the closing price of such stock as quoted on the National Market System of the National Association of Securities Dealers Automated Quotation System or such other national quotation system or exchange on which the Company Stock is quoted or listed on the last trading day before the delivery of the stock to the Trustee. Delivery shall mean the date placed with the United States postal service or another carrier.

     2. Forfeitures. Forfeitures shall be applied to reduce Matching Contributions otherwise required under Paragraph (1) to be made after the forfeiture occurs. Until applied in this way the forfeiture shall be held in the Trust but shall not share in the allocation of earnings.

     3.   Delivery  of Contributions.   Matching  Contributions
shall be delivered to the Trustee as soon as practicable after the close of the calendar month for which the contribution is made.

     4. Top-Heavy Contributions. As of the end of any Plan Year in which the Plan is Top-Heavy, the Company shall contribute to the Matching Contribution Account of each Participant who is a Non-Key Employee the amount required under
Article XI, if any.

     5. Reversion to Company. Notwithstanding any provision of the Plan to the contrary, every contribution by the Company is conditioned upon the deductibility of such contribution under Code Section 404. To the extent any such deduction is disallowed, the Company may demand repayment of the affected contributions, and the Trustee shall return such contributions. Any such demand shall be made within one year following a final determination of the disallowance by the Internal Revenue Service.

     In the event all or any portion of a contribution made by the Company is attributable to a good faith mistake of fact,
the  Trustee  shall  return   the   affected   portion  of  the
contribution, provided the Company furnishes the Trustee evidence of the mistake within one year of the contribution.

     Subject only to the two exceptions just described, in no event shall the assets of the Plan and Trust revert to the benefit of the Company.

     6. Adjustments if Salary Deferral Contributions Adjusted. If under Paragraph (4) or Paragraph (8) of Article III a Participant's Salary Deferral Contributions are returned to him, and as a result the net Salary Deferral Contributions for the Plan Year are a smaller percentage of Base Compensation than the amount taken into account in making Matching Contributions, the amount of the Matching Contributions shall be reduced accordingly. The reduction in the Matching Contribution (and any earnings attributable to the reduction) shall be treated as a forfeiture under the provisions of Paragraph (2) of this Article.

     7.   Discrimination Test - Matching Contributions.

          a.   Definitions:

               (1)  "Aggregate Limit" shall mean the greater of
                    (A) or (B) below:

                    (A)  is the sum of

                         (i)  one  hundred  twenty-five percent
                    (125%) of the greater of  the  ADP  of  the
                    Non-Highly-Compensated  Employees under the
                    Plan for the Plan Year or  the  ACP of Non-
                    Highly-   Compensated   Employees  eligible
                    under the Plan for the Plan Year, and

                         (ii) the lesser of two hundred percent
                    (200%) or two plus the lesser of such ADP or ACP, or

                    (B)  is the sum of

                         (i)  one  hundred  twenty-five percent
                    (125%) of the lesser of the ADP of the group of Non-Highly- Compensated Employees eligible under the Plan for the Plan Year, or the ACP of the group of Non-Highly-Compensated Employees eligible under the Plan for the Plan Year, and

                         (ii) The lesser of two hundred percent
                    (200%) or two plus the greater of such ADP or ACP.

               (2) "Average Contribution  Percentage"  or "ACP"
          shall   mean   the   average   of   the  Contribution
          Percentages of the eligible Participants in a group.

               (3) "Contribution Percentage" shall mean the ratio (expressed as a percentage) of a Participant's Total Contribution Amounts to the Participant's Total Compensation for the portion of the Plan Year in which he was eligible to make Salary Deferral Contributions.

               (4) "Total Contribution Amounts" shall mean the Matching Contributions under the Plan on behalf of the Participant for the Plan Year. The Company may elect to include Salary Deferral Contributions so long as the ADP test is met before the Salary Deferral Contributions are used in the ACP test and continues to be met following the exclusion of those Salary Deferral Contributions that are used to meet the ACP test.

          b. The Tests.   In  each  Plan  Year  the  Plan  must
     satisfy one of the following tests:

               (1) The ACP for Participants who are Highly-Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are Non-Highly-Compensated Employees for the same Plan Year multiplied by 1.25; or

               (2) The ACP for Participants who are Highly-Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are Non-Highly-Compensated Employees for the same Plan Year multiplied by two (2), provided that the ACP for Participants who are Highly-Compensated Employees does not exceed the ACP for Participants who are Non-Highly-Compensated Employees by more than (2) percentage points.



          c.   Special Rules:

               (1) Multiple Use: If the sum of the ADP and ACP of the Highly- Compensated Employees exceeds the Aggregate Limit, then the ACP of the Highly-Compensated Employees shall be reduced (beginning with the Highly-Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each Highly-Compensated Employee's Total Contribution Amount is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly- Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if both the ADP and ACP of the Highly-Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-Highly-Compensated Employees.

               (2) For purposes of this Section, the Contribution Percentage for any Participant who is a Highly-Compensated Employee and who is eligible to have Total Contribution Amounts allocated to his or her account under two (2) or more plans described in Code Section 401(a), or arrangements described in
          Code Section 401(k) that are maintained by the Company, shall be determined as if the total of such Total Contribution Amounts was made under each plan. If a Highly-Compensated Employee participates in two
          (2) or more cash or deferred arrangements under  Code
          Section 401(k) ("CODA"), that have different plan years, all CODAs ending with or within the same calendar year shall be treated as a single arrangement.

               (3) In the event that this Plan satisfies the requirements of Code Section 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentages of Employees as if all such plans were a single plan.

               (4) For purposes of determining the Contribution Percentage of a Participant who is a five percent (5%) owner or one of the ten (10) most highly-paid Highly-Compensated Employees, the Total Contribution Amounts and Total Compensation of such Participant shall include the Total Contribution Amounts and
          Total Compensation for the Plan Year of Family members. Family members, with respect to Highly-Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Participants who are Non-Highly-Compensated Employees and for Participants who are Highly-Compensated Employees.

               (5) For purposes of determining the Average Contributions Percentage test, Matching Contributions will be considered made for a Plan Year if made no later than the end of the twelve (12) month period beginning on the day after the close of the Plan Year.
          d.   Excess Aggregate Contributions.

               (1)  Definition.

                    "Excess   Aggregate  Contributions"   shall
               mean, with respect to any Plan Year, the excess of:

                         (i) The aggregate  Total  Contribution
                    Amounts taken into account in computing the
                    numerator  of  the  Contribution Percentage
                    actually   made   on  behalf   of   Highly-
                    Compensated Employees for such Plan Year, over

                         (ii)  The  maximum  Total Contribution
                    Amounts   permitted   by   the   ACP   test
                    (determined by reducing Contributions  made
                    on  behalf  of Highly-Compensated Employees
                    in order of their  Contribution Percentages
                    beginning   with   the  highest   of   such
                    percentages).

                    Such determination shall be made after determining Excess Contributions pursuant to Paragraph 8 of Article III, above.

               (2)    Disposition    of     Excess    Aggregate
          Contributions. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions for a Plan Year, plus any income and minus any loss allocable thereto, shall be distributed no later than 2 1/2 months after the end of the Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated. Excess Aggregate Contributions shall be allocated to Participants who are subject to the family member aggregation rules of Code Section 414(g)(6) in the manner prescribed by the regulations. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

               (3) Determination of Income or Loss. Excess Aggregate Contributions shall be adjusted for any income or loss attributable thereto in the year in which the contribution was made. The income or loss allocable to Excess Aggregate Contributions is the income or loss allocable to the Participant's Matching Contribution Account (if all amounts therein are not used in the ADP test) and, if applicable, Salary Deferral Contributions of the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator is the Participant's account balance(s) attributable to Total Contribution Amounts without regard to any income or loss occurring during such Plan Year.

               (4)    Accounting    for    Excess     Aggregate
          Contributions. Excess Aggregate Contributions shall be distributed on a pro-rata basis from the Participant's Matching Contribution Account (and, if applicable, the Participant's Salary Deferral Account).
                            ARTICLE V
                             VESTING

     1.   Salary   Deferral   Account.    The   interest  of  a
Participant in the Participant's Salary Deferral Account shall be fully vested and nonforfeitable at all times.

     2. Matching Contribution Account. The interest of a Participant in his or her Matching Contribution Account shall be fully vested and nonforfeitable upon such Participant's death while employed, attainment of the Normal Retirement Age or Disability. When a Participant's employment is terminated for any other reason, the vested and nonforfeitable interest of such Participant shall be determined in accordance with whichever of the following schedules applies to that Participant.

          a.  Pre-1989  Participant.   If  an Employee became a
          Participant prior to 1989 the following schedule shall apply:

Years of Service                    Vested Percentage

Less than 1 year                              0%
1 year but less than 2 years                 10%
2 years but less than 3 years                20%
3 years but less than 4 years                30%
4 years but less than 5 years                40%
5 years or more                             100%

          b. Post-1988 Participant. If an Employee became a Participant after 1988, the following schedule shall apply:

Years of Service                    Vested Percentage

Less than 5 years                             0%
5 years or more                             100%

     In the event of a Change  of Control occurring after April
9, 1991, a Participant's Vested Percentage shall be 100%, regardless of the number of the Participant's Years of Service.

     3. Other Accounts. The interest of a Participant in his or her Nondeferred Account or Rollover Contribution Account shall be fully vested and nonforfeitable.

     4. Forfeitures. A Participant shall forfeit the non-vested portion of his or her Matching Contribution Account as of the earlier of the Valuation Date preceding the Participant's Benefit Commencement Date, or the Valuation Date next following five consecutive Breaks in Service. If the vested portion of the Participant's accounts is zero, the Participant's Benefit Commencement Date shall be deemed to be the first day following the Valuation Date coincident with or next following the termination of employment.

     5. Aggregation of Periods of Service. Except as provided in Paragraph (6), below, if an Employee terminates his or her employment with the Employer, incurs a Break in Service, and is later reemployed, his or her Years of Service before and after the Break in Service shall be aggregated if, and only if,
(a) such Employee is reemployed by the Company before he or she experiences five consecutive Breaks in Service, or (b) such Employee had any vesting in his or her Matching Contribution Account before the prior employment terminated.

     If an Employee terminates his or her employment with the Company and is reemployed before a Break in Service occurs, he or she shall be treated as if the termination had not occurred.

     6. Recovery of Forfeiture Upon Reemployment. If a partially-vested Participant terminates his or her employment with the Company and receives a distribution of his or her vested interest in the Plan, the forfeited portion of his or her Matching Contribution Account shall be restored if, and only if, the Participant (a) is employed before five consecutive Breaks in Service and (b) returns to the Plan the vested amount he recovered from such accounts before the earlier of five years from the reemployment date or the occurrence of five Breaks in Service.

     If any forfeitures are required to be credited under this Paragraph (6), the credit shall be made at the close of the Plan Year in which occurs the later of the reemployment or the repayment. The credit shall be satisfied (a) first, from forfeitures (notwithstanding the provisions of Article IV, Paragraph (2) to the contrary), and (b) second, from additional contributions by the Company.


                            ARTICLE VI
                    ANNUAL ADDITION LIMITATION

     1.   Definitions.   For purposes of this Article  VI,  the
term Accounts means a Participant's Salary Deferral Account and
Matching Contribution Account.

     The term Annual Addition means, for any Limitation Year, the sum of (a) Matching Contributions, including forfeitures, and (b) Salary Deferral Contributions.

     The term Defined Benefit Plan Fraction means, for any year, a fraction (a) the numerator of which is the projected annual benefit of the Participant under any defined benefit plan maintained by the Company (determined as of the close of the Plan Year), and (b) the denominator of which is the lesser of (i) the product of 1.25 multiplied by the maximum dollar limitation in effect under Code Section 415(b)(1)(A) for such year, or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(b)(1)(B) for such year.

     The term Defined Contribution Plan Fraction means, for any year, a fraction (a) the numerator of which is the sum of the Annual Additions to the Participant's Accounts as of the close of the Plan Year, and (b) the denominator of which is the sum of the lesser of the following amounts determined for such year and each prior year of service with a Company: (i) the product of 1.25 multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for such year (determined without regard to Code Section 415(c)(6)), or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(c)(1)(B) for such year.

     For this purpose the term Company includes the Company and any Controlled Group Members. All such employers shall be treated as a single employer for purposes of applying the Code
Section 415 limitations.

     The term Limitation Year means the Plan Year, unless the Board of Directors designates a different twelve-month period as the Limitation Year.

     2. Annual Additions. No contribution or forfeiture shall be allocated to the Accounts of an Employee for a Limitation Year in excess of an amount which, when expressed as an Annual Addition to such Employee's Accounts, is equal to the lesser of (a) $30,000 (as may be adjusted under Code Section
415), or (b) twenty-five percent of such Employee's Net Compensation for the Plan Year.

     3. Limitation for Other Defined Contribution Plans. In the event that the Annual Addition which would otherwise be made to an Employee's accounts under all defined contribution plans maintained by the Company for any Limitation Year exceeds the limitations set forth in this Article VI, the excess Annual Addition shall be attributed first to the Plan, and the Company shall treat such excess as follows:

      a. First,  the portion of the excess consisting of Salary
     Deferral Contributions  in  excess of four percent of Base
     Compensation shall be returned to the Employee.

      b. Second, if the Employee is covered by the Plan at end of the Limitation Year, any remaining portion of the excess consisting of Salary Deferral Contributions shall be returned to the Employee and the remaining excess shall be held in the Employee's Matching Contribution Account or Salary Deferral Account, as the case may be, and used to reduce Matching Contributions, contributions required on account of a Top-Heavy Plan Year or Salary Deferral Contributions in succeeding Limitation Years. Such excess shall not share in the earnings and losses of the Trust, however, until it is actually credited to the Employee's Account.

          c. Third, if the Employee is not covered by the Plan at the end of the Limitation Year, any remaining portion of the excess consisting of Salary Deferral Contributions shall be returned to the Employee and the remaining excess shall be held in a suspense account. Amounts held in the suspense account shall be applied to reduce Matching Contributions and contributions required on account of a Top-Heavy Plan Year for all remaining Employees in each succeeding Limitation Year. In no event shall amounts held in a suspense account share in the earnings and losses of the Trust.

     4. Limitation for Defined Benefit Plan. If an Employee is also a participant in one or more defined benefit plans maintained by the Company (or an Employee was a participant in any defined benefit plan previously maintained by the Company), the sum of such Employee's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction (as determined pursuant to Code Section 415(e)) for any Limitation Year may not exceed 1.0.

     In the event that the sum of an Employee's Defined Contribution Plan and Defined Benefit Plan Fractions would otherwise exceed 1.0 for any Limitation Year, the benefit accrual which would otherwise be made under all applicable defined benefit plans for such Employee shall be considered not to have accrued, to the extent necessary, so that the sum of such fractions does not exceed 1.0. If after all such adjustments the sum of the fractions would still exceed 1.0, then the annual addition which would otherwise be made with respect to such Employee under any applicable defined contribution plan shall be reduced to the extent necessary so that the sum does not exceed 1.0.

     Notwithstanding any provision of this Paragraph (4) to the contrary, for any Plan Year in which the Plan is Top-Heavy, 1.0 shall be substituted for 1.25 in the Defined Benefit Plan and Defined Contribution Plan Fractions; provided, however, that if the Plan would not be Top-Heavy if 90% were substituted for 60% in the definition of Top-Heavy, such adjustment shall not be necessary if a qualified defined-benefit plan of the Company provides a benefit of at least 3% for each such year for each Participant who is not credited with a contribution of 7 1/2% or more of Total Compensation under the terms of this Plan exclusive of Article XII.


                           ARTICLE VII
                           INVESTMENTS

     1.   Trust  Fund.   All contributions, and the earnings on
such amounts, shall be delivered to the Trustee and held in trust pursuant to the terms of the Plan, and in particular the terms of this Article VII and Article XVI.

     2. Separate Accounts. Each Salary Deferral Account, Matching Contribution Account, Rollover Contribution Account, and Nondeferred Account of each Participant shall be maintained separately by the Trustee or recordkeeping agent appointed by the Plan Administrator for each Participant.

     3.   Investment  Funds.   Effective  July  1,  1992,  each
Participant shall elect to have contributions to his accounts invested in one or more of the following:

          a. Diversified  Investment  Advisers Government Fixed
     Fund (the "Government Fixed Fund"),

          b.  The  Certificate  of  Deposit   Investment   Fund
     administered by Wachovia Bank (the "CD Fund"),

          c.  Diversified Investment Advisers Equity Investment
     Fund (the "Equity Fund"), and

          d.  The   fund   consisting  of  Company  Stock  (the
     "Melamine Fund").

     A Participant's election shall require all contributions made to the Participant's accounts thereafter (until a different election is delivered to the Plan Administrator) to be allocated among the Funds in multiples of 25%; that is, the percentage allocated to each Fund shall be (i) 0%, (ii) 25%,
(iii) 50%, (iv) 75% or (v) 100%. The total of the allocations shall equal 100%.

     All investment elections shall be effective for the entire amount of all the Participant's accounts. The form and manner of all elections under this Section 3 shall be prescribed by the Plan Administrator.

     In the event an acceptable allocation is not received by the Plan Administrator for all or any portion of a Participant's accounts, such Participant's affected interest shall automatically be invested in the CD Fund until adequate instructions are received.

     The Funds are constituent parts of the Trust, but each Fund shall be separately invested, with all investment income of each Fund credited to that Fund.

     A Participant may modify or revoke an election for the future investment of contributions under the Plan as of the first day of any future month, provided sufficient notice is given to allow the modification to be made and provided that no more than one modification or revocation may be made per calendar quarter. Such election shall remain in effect for all subsequent contributions allocated on behalf of the Participant to the Funds until the election is effectively modified or revoked.

     In addition, a Participant can transfer amounts in the Participant's accounts between Funds effective as of the first day of the calendar quarter following the Plan Administrator's receipt of the election, subject to any transfer restrictions that may be imposed by the sponsor of any of the Funds.

     4.   Company  Stock.   Neither  the   Trustee,   nor   the
Employer, nor the Plan Administrator shall have any responsibility or duty to anticipate market conditions or changes in the value of Company Stock in order to maximize return or minimize loss with respect to any acquisition or sale of such securities.

     5.   Dividends.   Cash  dividends  payable with respect to
Company Stock shall be reinvested in Company Stock as soon as practicable.

     6. Stock Dividends, Splits and Recapitalization. Company Stock received by the Trustee as a result of a stock dividend, stock split, reorganization or other recapitalization of the Company shall be allocated to the accounts of Participants as of the date on which such stock is received in the same proportion that Company Stock was allocated to such accounts as of the record date for the dividend.

     7. Liability for Investment Decisions. Each Participant shall have exclusive responsibility for and control over the investment of amounts allocated to his or her accounts.
Neither the Company, nor the Trustee, nor the Plan Administrator shall have any duty, responsibility or right to question a Participant's investment directions or to advise a Participant with respect to the investment of his or her accounts. The Company, the Trustee, and the Plan Administrator shall have no responsibility for any loss which may result from a Participant's exercise of control over the investment of the Participant's accounts.


                           ARTICLE VIII
                     ACCOUNTING AND VALUATION

     1.   Allocation of Contributions.  Contributions under the
Plan shall be allocated in the following manner:

          a. Matching Contributions shall be allocated to the Matching Contribution Accounts of the Participants in accordance with the provisions of Article IV.

          b. Salary Deferral Contributions shall be allocated to the Salary Deferral Accounts of the Participants in accordance with the provisions of Article III.

          c. Rollover Contribution Accounts shall  be funded by
     Rollover   Contributions  made  in  accordance  with   the
     provisions of Paragraph 4 of Article II.

     2. Valuation of Trust Funds. The fair market value of the assets of each Fund shall be determined as of each Valuation Date, in accordance with generally accepted valuation methods and accounting practices.

     3. Valuation of Participants' Accounts. As of each Valuation Date, the balance of each account of each Participant in each Fund as of the previous Valuation Date shall be adjusted, first by taking into account any transfers made between Funds effective the first day of the current calendar quarter (which produces the "Starting Account Balance" in each Fund for the current quarter), and then by making the following adjustments:

          a. As to the Melamine Fund:

               i. The number of shares of Company Stock that is the Starting Account Balance for shall be increased by the number of shares allocated pursuant to Paragraph (1) as of the current Valuation Date, and shall be decreased by the number of shares distributed or withdrawn from the account since the preceding Valuation Date.

               ii. Dividends on Company Stock received since the preceding Valuation Date shall be credited to each such account in proportion to the holdings of Company Stock as of the record date for the dividend.

               iii. To the extent that the Melamine Fund holds assets other than Company Stock, accounts shall be adjusted following the principles set forth in the following Subparagraph (b).

          b. As to all Funds other than the Melamine Fund:

               i. Any withdrawals or distributions from an account's holding in the Fund since the preceding
          Valuation Date shall be deducted from the account.

               ii. 2/3rds of all Salary Deferral Contributions and Matching Contributions to the Fund for the first month of the Valuation Period, and 1/3rd of such contributions for the second month shall be allocated to the accounts.

               iii. Any gain or loss in the value of the Fund since the preceding Valuation Date shall be allocated to the accounts in the Fund in proportion to the Starting Account Balances, after they have been adjusted pursuant to Subparagraphs (b)(i) and (ii), above.

               iv. All remaining contributions to the Fund for the Valuation Period ending on the Valuation Date shall be allocated to the accounts.

          c.  After making the adjustments described in (a) and
     (b), any forfeitures as of the Valuation Date shall be subtracted from applicable accounts, thereby producing the account balances as of the current Valuation Date.

     4. Accounting Procedures. The Plan Administrator shall establish such equitable accounting procedures as may be required to make (a) allocations, (b) valuations, and
(c) adjustments to accounts in accordance with the provisions of the Plan. The Plan Administrator may modify its accounting procedures, from time to time, for the purpose of achieving equitable and nondiscriminatory allocations.


                            ARTICLE IX
                             BENEFITS

     1. Benefits Upon Termination of Employment. Upon the termination of a Participant's employment for any reason, the Participant shall be entitled to receive, or begin to receive, a benefit under the Plan as of the Benefit Commencement Date selected pursuant to Paragraph 3. Payment of the Participant's benefit shall be made in accordance with Paragraph 2.

     2.   Forms of Benefits.

          a. In General. If the total vested balances in a Participant's accounts as of the Valuation Date or coinciding with or next following the date of the termination of employment does not exceed $3500 (or such other amount as may be provided under regulations), the Participant's total vested account balances shall be distributed to the Participant in a lump sum as soon as administratively convenient. In all other cases, the benefit shall be paid in the mode elected by the Participant, but if the Participant fails to elect a form of benefit, his benefit will be paid in the Normal Form described in Subparagraph (b).

          b.  Normal  Form  of Benefit.   The  Normal  Form  of
     Benefit depends on whether the Participant is married on his Benefit Commencement Date.

               i. Normal Form If Employee Not Married. In the event that a Participant has not elected an optional form of benefit payment described in Paragraph (c) within the Retirement Benefit Election Period and the Participant has no Spouse on his Benefit Commencement Date the Normal Form of the Participant's benefit shall be a Life Only Annuity.

            ii. Normal Form If Employee Is Married. In the event a Participant has not made a Qualified Election of an optional form of benefit payment described in Paragraph (c) within the Retirement Benefit Election Period, and the Participant has a Spouse on his Benefit Commencement Date, the Normal Form of the Participant's benefit shall be a Qualified Joint and Survivor Annuity.

               iii. Notice of Qualified Joint and Survivor Annuity. Within a reasonable period prior to the Benefit Commencement Date, the Plan Administrator shall provide each Participant notice in the form of a written explanation containing (i) the terms and conditions of a Qualified Joint and Survivor Annuity,
          (ii) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit, (iii) the rights of the Participant's Spouse and (iv) the right to make, and the effect of, a revocation of a previous election to waive a Qualified Joint and Survivor Annuity.

          c. Optional Forms of Benefits. The optional forms of benefits are set forth below:

               i. The benefit may be paid in monthly, quarterly, semi-annual or annual installments as nearly equal as practicable for a period not to exceed the lesser of (i) 20 years, or (ii) the life expectancy of the Participant or the life expectancy of the Participant and his Spouse. In no event shall the amount distributed in installments in any year be less than the amount required to be distributed in that year under Code Section 401(a)(9). Even if an installment option has been elected the recipient shall have the right at any time to elect to receive the remaining account balances in a lump sum.

               ii. The benefit may be paid in the form of an annuity payable during the Participant's lifetime, either with no payments guaranteed ("the Life Only Annuity"), or with the first 60, 120 or 180 payments guaranteed.

               iii. The benefit may be paid as a single sum.

          If a Participant dies while benefit payments are being made in accordance with option (i) then payment shall be made to the Participant's Beneficiary determined under Article XI, to the extent of the unpaid installments. If a Participant dies while benefit payments are being made in accordance with option (ii) then any further payments shall be determined pursuant to the terms of the annuity purchased thereunder.

     3. When Benefits Are Paid or Begin to be Paid.

     If the total value of the Participant's vested account balances as of the Valuation Date following the termination of employment does not exceed $3500, immediate distribution is required. This rule takes precedence over the other rules of this Paragraph 3.

     If the Participant is over the age of 55 at the time of his termination of employment, he can elect an immediate distribution or a later Benefit Commencement Date, but no later than the later of (i) the last day of the Plan Year following the Plan Year in which the Participant terminates employment (but subject to Paragraph 8 of this Article IX) or (ii) the last day of the Plan Year in which the Participant reaches his Normal Retirement Age.

     If the Participant is under the age of 55 at the time of his termination of employment, within 90 days following his termination he shall be entitled to elect an immediate distribution. If he does not make such an election within the allowed time, his Benefit Commencement Date shall be no earlier than his 55th birthday (or death or Disability, if either should occur before that age), and no later than the last day of the Plan Year in which he reaches his Normal Retirement Age.

     If a Participant is required to receive, or elects to receive, an immediate distribution, the benefit is determinated as of the Valuation Date immediately following the termination of employment, unless the Participant elects to receive the benefit as of the immediately preceding Valuation Date.

     An  election  by  a  married  Participant  of   a  Benefit
Commencement Date prior to Normal Retirement Age must be made by a Qualified Election.

     A benefit other than an immediate distribution is based on account balances as of the Valuation Date immediately preceding the Benefit Commencement Date.

     No provision of the Plan shall have the effect of requiring payment of a Participant's benefits under the Plan to commence as of a date that is more than 60 days after the close of the later of (i) the Plan Year in which the Participant attains age 65, or (ii) the Plan Year in which said Participant terminates employment with the Company.

     4. Distribution of Annuity and Installment Benefits. This Paragraph 4 applies to benefits under the Plan which are to be paid in the form of an annuity involving life contingencies under the terms of any provisions of this Plan. The Trustee shall purchase such annuity contracts from a life insurance company, utilizing for such purchase the entire amount in the Participant's accounts, as of the date of the purchase.

     Subject to the provisions of any investment or insurance contract under which the assets of the Plan are invested, this Paragraph 4 may also apply to benefits under the Plan which are to be paid in the form of installments not involving life contingencies. The Trustee may purchase annuity contracts from a life insurance company, utilizing for such purchase the entire amount in the Participant's accounts.

     Any annuity contract which is purchased hereunder and distributed to a Participant, Beneficiary or Alternate Payee shall be endorsed as "nontransferable".

     5. Deferred Payments. Any portion of a Participant's accounts hereunder payment of which the Participant elects under Paragraph 3 to delay shall be retained in the same accounts, which shall continue to be adjusted in accordance with Article VIII hereof until distributed (or an annuity is purchased).

     6. Minority or Disability Payments. During the minority or disability of any person entitled to receive benefits hereunder, the Plan Administrator may direct the Trustee to make payments directly to such person, or to his spouse, or to a relative or to any individual or institution having custody of such person, or to a custodian (if a minor) under the Louisiana Uniform Transfers to Minors Act. Neither the Plan Administrator nor the Trustee shall be required to see to the application of any payments so made, and the receipt of the payee (including the endorsement of a check or checks) shall be conclusive as to all interested parties.

     7. Form of Distribution. A distribution out of a Participant's account that is invested in Company Stock shall be made in Company Stock, except as to fractional shares, unless the recipient elects to receive cash for some or all of the shares. The amount of any distribution or withdrawal of cash from the Melamine Fund shall be based on the price of the stock on the Valuation Date preceding the Benefit Commencement Date.

          The value of accounts not invested in Company Stock shall be distributed in the form of cash.



     8.   Distributions  When  Employment  Continues After  Age
70 1/2. The following provisions apply in the event that a Participant remains employed after the end of the Plan Year that immediately precedes his Required Beginning Date.

          a. Such a Participant is required to receive a benefit.

          b. If the Participant elects a lump-sum benefit or an annuity the Benefit Commencement Date shall be prior to the Required Beginning Date based on the value of the Participant's accounts on the December 31 immediately proceeding the Required Beginning Date.

          c. If the Participant elects to be paid in installments, the Benefit Commencement Date cannot be later than the last day of the first month (if monthly installments), the third month (if quarterly installments), or the last month (if annual installments) of the year in which the Participant reaches age 70 1/2.

      d. If the Participant elects to be paid in a lump or annuity, the Benefit Commencement Date cannot be later than the March 31 that immediately precedes his Required Beginning Date. Any account balances of the Participant as of a subsequent December 31 shall be distributed as soon as possible in the following year.

     9. Qualified Domestic Relations Orders. Payment to an Alternate Payee pursuant to a Qualified Domestic Relations Order ("QDRO"), as defined in ERISA section 206(d)(3)(A)), shall be made at such time and in such form as determined pursuant to the QDRO, based on the value of the Alternate Payee's interest in the account as of the Valuation Date preceding the date the payment is made or commences. Effective July 1, 1994, a payment can be made prior to the Participant's "earliest retirement age", as defined at ERISA
Section 206(d)(3)(E)(ii), but only in a lump sum. After the Participant's earliest retirement age the benefit can be made in any of the forms described in Paragraph 2 of Article IX of the Plan. No payment to an Alternate Payee can be made later than the Participant's benefit is paid to him as a result of his termination of employment. The Plan Administrator is authorized to establish any additional rules necessary to determine the rights of Alternate Payees under Qualified Domestic Relations Orders.

     10. Suspension of Benefits Upon Receipt of a Claim. Effective July 1, 1994, in the event that the Plan Administrator is informed in writing of a claim by a person (a "claimant") that may result in the rendering of a Qualified Domestic Relations Order with respect to a Participant's interest in the Plan, the Plan Administrator is authorized to suspend any payments from the Participant's account until receipt of a Qualified Domestic Relations Order setting forth the rights of such claimant as an Alternate Payee, or upon receipt of an order or written release by the claimant evidencing that the claimant has no further claim to the Participant's interest in the Plan.

     11. Direct Rollovers - If the Distributee of an Eligible Rollover Amount elects to have such amount paid directly to an Eligible Retirement Plan, in such form and at such time as the Plan Administrator may prescribe, such distribution shall be made in the form of a direct trustee-to-trustee transfer to the Eligible Retirement Plan so specified. This requirement applies only to the extent that the Eligible Rollover Amount would be includible in gross income if not transferred.

     "Eligible Rollover Amount" means any distribution all or any portion of balance to the credit of the Distributee in the Plan, other than an annuity or an installment when the installments are payable over the life expectancy of the Distributee (or the joint life expectancies of the Distributee and his designated beneficiary) or for a specified period of ten years or more, or any amount required to be distributed in such year under Code Section 401(a)(9).

     "Eligible Retirement Plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), a plan qualified under Section 401(a) of the Code if it is a defined contribution plan the terms of which permit the acceptance of rollover distributions, or an annuity plan described in Code
Section 403(a). If, however, the Distributee is the Employee's surviving spouse, Eligible Retirement Plan means an individual retirement account or individual retirement annuity.

     A "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in Paragraph 9, above, are
Distributees with regard to the interest of the spouse or former spouse.

     The provisions of this Paragraph 11 are effective with respect to distributions made after 1992.


                            ARTICLE X
                      LOANS AND WITHDRAWALS

     1. Participant Loan Procedures. Upon the application of a Participant for a loan, the Plan Administrator, in accordance with a uniform and non-discriminatory policy, may approve such loan to the Participant.

     The following special rules apply with respect to loans under the Plan:

          a. In no event shall the total value of any loan exceed the lesser of (i) $50,000 reduced by the Participant's highest outstanding loan balance during the preceding 12 month period, or (ii) one-half of the Participant's vested interest in the Plan. For purposes of applying the foregoing limitation, loans from all plans of the Company and loans from the plans of all Controlled Group Members shall be aggregated.

          b. No loan shall be for less than $1,000.

          c. Each loan shall be deemed a directed investment of the Participant receiving the loan and shall be charged to his accounts. Effective July 1, 1992, the loan amount shall first reduce the investment of his accounts in the Government Fixed Fund, then his investment in the Equity Fund, then his investment in the Melamine Fund, and finally his investment in the CD Fund. No loan can be made out of a Participant's Nondeferred Account, nor from the Matching Contribution Account if it is not vested, but otherwise shall be from his accounts as he elects.

          d. All loans shall bear a reasonable rate of interest as determined by the Plan Administrator in accordance with final Department of Labor regulations. A reasonable rate of interest shall provide the Plan with a return commensurate with the prevailing interest rate charged on similar commercial loans by the Trustee, or such other entity or entities designated by the Plan Administrator.

          e.  The  Plan  Administrator shall provide each  loan
     applicant  with a clear  statement  of  the  charges  with
     respect to each  loan  transaction.   Such statement shall
     include the dollar amount and annual interest rate.

          f. The term of the loan shall be determined by the Participant and the Plan Administrator, but such term shall not exceed 5 years; provided, however, that the maximum term of a loan used in connection with the purchase of a principal residence of the Participant may exceed 5 years. The determination as to whether the dwelling is the principal residence of the Participant shall be made by the Committee at the time the loan is extended.

          g. All loans shall require amortization in level payments made each pay period over the term of the loan and such payments shall be automatically deducted from the Participant's paychecks.

          h. Each loan shall be evidenced by the Participant's promissory note for the amount of the loan, including interest, payable to the order of the Trustee and each loan shall be secured by the Participant's account balances from which the loan is made.

          i. No Participant shall have more than one loan outstanding at a time. A Participant may apply for a new loan prior to repayment of an existing loan only if the proceeds of the new loan are immediately applied to repay the existing loan. A Participant shall not be entitled to make a loan application within 6 months of the date an existing loan was granted.

          j. If a Participant defaults on a loan made in accordance with this Paragraph 1, the Trustee shall not be required to attach the Participant's interest in the Plan securing such loan until the Participant is entitled to receive a distribution from the Plan. Upon such Participant's distribution from the Plan, his unpaid loan balance shall be treated as a lump sum distribution to the Participant.

          k. If the Participant is married on the date of the application for a loan, a loan shall be permitted only pursuant to a Qualified Election.

     2. Withdrawal of Nondeferred Account. A Participant shall be entitled to withdraw any of the balance of his Nondeferred Contribution Amount at any time, provided that the amount of the withdrawal is no less then the lesser of $300 or the total balance in the account.

     3. Withdrawal From Matching Contribution Account or Rollover Contribution Account. Effective July 1, 1995, while employed by the Company, a Participant may withdraw all or a portion of the Matching Contribution Account or Rollover Contribution Account (but no less than $300), provided:

          a. the Participant has been a Participant in the Plan for 5 or more years, or

          b. the Participant has attained age 59-1/2, or

          c. the Participant demonstrates to the satisfaction of the Plan Administrator that he needs funds for an emergency, such as educational or medical expenses, to recover from an uninsured natural disaster, to purchase or improve his primary residence, or for any other purpose that the Plan Administrator recognizes as an emergency.

     4. Withdrawal From Salary Deferral Amount. While employed by the Company a Participant may apply to the Plan Administrator for a withdrawal of funds held in his or her Salary Deferral Account on account of a Financial Hardship, as defined in Paragraph 5, subject to the following rules:

          a. The withdrawal cannot exceed the amount necessary to satisfy the Financial Hardship, plus any amounts necessary to pay any federal, state and local income taxes and penalties reasonably anticipated to result from the withdrawal.

          b.  The  withdrawal shall be limited to the amount of
     the  Participant's   Salary  Deferral  Contributions  (and
     earnings thereon prior to 1989) then remaining in the account.

          c. The Participant has obtained all distributions, other than hardship distributions, and all non-taxable loans currently available under all "plans" (as contemplated by U.S. Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(2)), maintained by the Company.

          d. The Participant shall not be allowed to make Salary Deferral Contributions until the first month following the 12 months anniversary of the withdrawal. The election to resume contributions must be made prior to the date it is effective.

          e. The Participant's limit on Salary Deferral Contributions in the year immediately following the year of the withdrawal shall be the limit under Paragraph 4 of
     Article III for that year, less the amount of the Participant's Salary Deferral Contributions made in the year of the hardship withdrawal.

          f.   The amount withdrawn must be no less than $300.

     5.   Financial  Hardship.   A withdrawal  is  made  for  a
Financial Hardship if it is made to meet one of the following needs:

          a. To pay medical expenses described  in Code Section
          213(d),    incurred    by    the   Participant,   the
          Participant's spouse, or any dependent (as defined in Code Section 152) of the Participant;

          b.  To  purchase  (excluding  mortgage   payments)  a
          principal residence for the Participant;

          c. To pay tuition and related education fees, and room and board expenses, for some or all of the next twelve months of post-secondary education for any of the Participant, his or her spouse, or his children or dependents;

          d. To prevent the eviction of the Participant from his principal resident or foreclosure on the mortgage of the Participant's principal residence;

          e. To pay for the funeral of a family member; or

          f.  For any other need permitted under  Code  Section
          401(k) and the regulations issued thereunder and authorized by the Plan Administrator.

     6. Form of Withdrawal. A withdrawal from the Company Stock Fund can, at the election of the Participant, be in cash rather than Company Stock. The amount of cash shall be determined as provided in Paragraph 7 of Article IX. All other withdrawals shall be in cash.

     7. Order of Withdrawal. Effective July 1, 1992, if the account or accounts from which an in-service withdrawal is made are invested in more than one Fund, the order of withdrawal shall be as follows: first from the Government Fixed Fund, then from the Equity Fund, then from the Melamine Fund, and finally from the CD Fund.

     8.   Withdrawal   By  Married  Participant.    A   married
Participant  can  make  an  in-service  withdrawal  under  this
Article IX only through a Qualified Election.






                            ARTICLE XI
                          DEATH BENEFITS

     1. Death Benefits. Except as provided in Paragraph 3, if a Participant dies with a balance in his accounts, the interest of such Participant shall be distributed to the Participant's Beneficiary in a single-sum payment as soon as practicable after the end of the Plan Year in which the Participant dies. If death occurs after the Participant has begun to receive an installment benefit, the installment payments shall continue until the end of the Plan Year of the Participant's death.

     2. Designation of Beneficiary. A Participant shall be entitled to designate one or more persons and/or entities as his or her Beneficiary, in writing, on a form acceptable to the Plan Administrator. In the event the Participant is married as of the date of his or her death, someone other than the Participant's Spouse can be a primary Beneficiary only if the Participant's Spouse acknowledges the effect of such designation, in writing, on a form acceptable to the Plan Administrator, and witnessed by an authorized representative of the Plan Administrator or a notary public. The Participant's Spouse can waive the right to consent to future changes of Beneficiary designations in the same form if the consent acknowledges the waiver of the right to consent to future designations.

     If a Participant fails to designate a Beneficiary or if no
designated   Beneficiary   survives    the   Participant,   the
Beneficiary shall be the Participant's Spouse or, if there is no Spouse, the Participant's estate.

     3. Spousal Annuity. If the Participant's Beneficiary is his Spouse, and the Spouse has not elected to receive the death benefit in a lump sum, the full amount of the Participant's accounts shall be applied to the purchase of an annuity payable to the Participant's Spouse for the Spouse's life.


                           ARTICLE XII
                       TOP-HEAVY PROVISIONS

     1.   Definitions.   The  term  Aggregate Value of Accounts
means with respect to the Plan and any defined contribution plan within an Aggregation Group:

          a. A Participant's or Employee's balance in his or her Salary Deferral Account and Matching Contribution Account (and any other account funded by employer contributions in a defined contribution plan of the Aggregation Group) as of the most recent Valuation Date occurring within the twelve-month period ending on a Determination Date.

          b. Increased by any contributions due as of the Determination Date. Such increase shall take into account the amount of any contribution actually made after the Valuation Date but before the Determination Date.

          c. Increased by any distribution made within the Plan Year that includes the Determination Date or within the four preceding Plan Years. However, with respect to distributions made after the Valuation Date and prior to the Determination Date, such distributions shall not be included as distributions for purposes of this Paragraph to the extent that they are already included in the Participant's or Employee's balance as of the Valuation Date.

          d. Unrelated rollovers and plan-to-plan transfers and related rollovers and plan-to-plan transfers shall be treated in accordance with Code Section 416.

     The  term  Aggregation Group means a Required  Aggregation
Group or a Permissive Aggregation Group.

     The term Determination Date means the last day of the preceding Plan Year; provided, however, that for the first Plan
Year the Determination Date shall be the last day of such year.

     The term Permissive Aggregation Group means any other plan of the Company or a Controlled Group Member not included in the Required Aggregation Group if the resulting group, when aggregated, continues to satisfy the provisions of Code
Sections 401(a)(4) and 410. Only a plan which is part of a Required Aggregation Group shall be considered Top-Heavy if the Permissive Aggregation Group is a Top-Heavy Group. No plan in the Permissive Aggregation Group will be Top-Heavy if the Permissive Aggregation Group is not a Top- Heavy Group.

     The term Present Value of Accrued Benefits shall mean an Employee's benefit determined in accordance with the provisions of Code Section 416(g) and the provisions of any defined benefit plan maintained by a member of the Aggregation Group.

     The term Required Aggregation Group shall mean each plan of the Company or a Controlled Group Member in which a Key Employee participates and each other plan of First Commerce Corporation or a Controlled Group Member which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410. Each plan within the Required Aggregation Group will be Top-Heavy if the Required Aggregation Group is a Top-Heavy Group. No plan within such Group shall be Top-Heavy if the Required Aggregation Group is not a Top-Heavy Group.

     The term Top-Heavy Group means an Aggregation Group which is Top-Heavy.

     2. Top-Heavy Status. Notwithstanding anything to the contrary, if the Plan is Top-Heavy for any Plan Year (within the meaning of Code Section 416) then the Plan shall meet the requirements set forth in this Article XII for such Plan Year.

     3. Minimum Contribution Requirement. The Employer shall provide a minimum contribution for any Plan Year in which the Plan is Top-Heavy for each Employee who is a Non-Key Employee. The contribution shall equal at least three percent of such Employee's Net Compensation for such Plan Year.

     The three percent minimum contribution requirement may be increased for any year in which the Employer also maintains a defined benefit plan if the increase is necessary to avoid the application of Code Section 416(h)(1), relating to special adjustments to the Code Section 415 limits for Top-Heavy plans. As of the close of any Plan Year in which such restriction applies, the Plan Administrator shall determine whether the minimum contribution under the Plan shall be increased or whether the benefit provided under the defined-benefit plan shall be increased. The amount of any such increase shall be sufficient to avoid the limitation imposed under Code Section 416(h)(1).

     The minimum contribution requirements set forth above shall be reduced in the following circumstances:

          a. The percentage minimum contribution for any Plan Year shall in no event exceed the percentage contribution made for the Key Employee for whom such percentage is the highest for such Plan Year after taking into account all Matching Contributions and Tax-Deferred Contributions to the Key Employee's accounts under this Plan as well as contributions or benefits under other qualified plans in the Plan's Required Aggregation Group as provided pursuant to Section 416(c)(2)(B)(iii).

          b. If the Employer maintains a qualified defined-benefit plan and the minimum contribution required under Code Section 416 is not provided under the other articles of this Plan, the minimum benefit required under Code
     Section 416 shall be provided by the defined-benefit plan and no minimum contribution will be required for the Employee under this Article XII; and

          c.  Matching  Contributions  shall reduce any minimum
     contribution  required  under  the  provisions   of   this
     Paragraph (3).

     4. Allocation. For any Plan Year in which the Plan is Top-Heavy, the minimum contribution described above shall be allocated to the Matching Contribution Accounts of all Non-Key Employees employed by the Company on the last day of such Plan Year. In the event a Matching Contribution Account is not maintained for any such Non-Key Employee, such an account shall be established.

     5. Accelerated Vesting. Notwithstanding the provisions of Paragraph 2 of Article V, in the event this Plan is deemed Top Heavy in any Plan Year, then a Participant's vesting in his Matching Contribution Account shall be determined in accordance with the following schedule:

          Years of Service         Vested Percentage

          Less than 2                    0%
          2 but less than 3              20
          3 but less than 4              40
          4 but less than 5              60
          5 or more                     100
In the event this Plan becomes Top Heavy and thereafter ceases to be Top Heavy, the vesting schedule shall revert to the schedule contained in Paragraph 2 of Article V, but subject to the provisions of Paragraph 1(b) of Article XIV. In the event of a Change of Control, however, each Participant's Vested Percentage shall be 100%, regardless of the number of the Participants' Years of Vesting Service.

                           ARTICLE XIII
                          ADMINISTRATION

     1. Administration. The Plan shall be administered by a Committee appointed by the Board of Directors.

     The Committee (which is referred to elsewhere in this document as the "Plan Administrator") shall have the authority to delegate its responsibilities, provided that the Participants are notified of the delegation when it relates to the exercise of their rights under the Plan.

     2.   Powers.   The Plan Administrator shall have the power
to administer the Plan; such power shall include, but is not limited to:

          a. The power to interpret and construe the provisions of the Plan.

          b. The power to determine all questions of eligi-bility to participate, eligibility for benefits, the allocation of contributions, and the status and rights of Participants and their Beneficiaries.

          c. The power to determine and decide any dispute arising under the Plan.

          d.  The  power  to direct the Trustee concerning  all
     payments  which  shall  be   made  out  of  the  Trust  in
     accordance with the provisions of the Plan.

          e. The power to establish procedures for the with-holding of federal income tax from distributions.

          f. The power to determine the existence and amount of a financial hardship.

          g. The power to establish equitable procedures for compliance with the discrimination tests set forth in
     Article III, Paragraph (6) and Article IV, Paragraph (7).

     3. Actions. Any action taken by the Plan Administrator on matters within its discretion shall be final and binding on the parties and on all Participants, Beneficiaries or other persons claiming any right or benefit under the Plan, in the Trust, or in the administration of the Plan.

     All decisions of the Plan Administrator shall be uniform and made in a nondiscriminatory manner.

     4.   Bond.  The Company shall purchase a bond for the Plan
Administrator  and  any  other  fiduciaries   of  the  Plan  in
accordance with the requirements of the Code and ERISA.

     5. Compensation. No person employed by the Company and serving on the Committee shall receive compensation for the performance of his or her duties as such.

     6. Expenses. All expenses of administration shall be paid from the Trust unless paid directly by the Company. The Company may reimburse the Trust for any administrative expense paid by the Trust; such reimbursement shall not be treated as a Company contribution under the terms of the Plan.

     7. Claims. If a Participant or other person ("claimant") believes a benefit or distribution is due under the Plan, he or she may request the distribution of such benefit, in writing, on forms acceptable to the Plan
Administrator. At such time, the claimant will be given the information and materials' necessary to complete any request for the distribution of a benefit.

     If the request for distribution is disputed or denied, the following action shall be taken:

      a. First, the claimant will be notified, in writing, of the dispute or denial as soon as possible (but no later than ninety business days) after receipt of the request for a distribution. The notice will set forth the specific reasons for the denial, including any relevant provisions of the Plan. The notice will also explain the claims review procedure of the Plan.

       b. Second, the claimant shall be entitled to a full review of his or her request for a distribution. A claimant desiring a review of the dispute or denial must request such a review, in writing, no later than sixty business days after notification of the dispute or denial is received. During the review, the claimant may be represented and will have the right to inspect all documents pertaining to the dispute or denial. Any such review may include a hearing for the claimant or his or her designated representative.

       c. The Plan Administrator shall render its decision within sixty business days after receipt of the request for the review. In the event special circumstances require an extension of time, the Plan Administrator shall notify the claimant, in writing, and the decision shall be rendered no later than one hundred and twenty business days after the receipt of the request. The decision of the Plan Administrator shall be in writing. The decision shall include specific reasons for the action taken and specific references to the Plan provisions on which the decision is based.


                           ARTICLE XIV
                    AMENDMENT AND TERMINATION

     1. Amendment. The Board of Directors reserves the right at any time to amend the Plan; provided, however, that no such amendment:

      a. Shall authorize or permit any portion of the accounts established under the Plan to be used for or diverted to purposes other than for the exclusive benefit of Employees and their Beneficiaries and Alternate Payees; or

      b. Shall deprive an Employee of his or her nonforfeitable right to benefits accrued as of the date of such amendment. If the vesting schedule of the Plan is amended in such a way that an Employee with at least three Years of Service might in any Plan Year have less vesting credit under the new schedule than under the schedule prior to the amendment, that Employee may elect to have his or her nonforfeitable percentage computed without regard to such amendment. The period during which such election may be made shall commence with the date the amendment is adopted and shall end on the later of (i) sixty days after the amendment is adopted, (ii) sixty days after the amendment becomes effective, or (iii) sixty days after the Employee is provided with written notice of the amendment.

     The Trustee shall be notified in writing of any amendment within a reasonable time.

     2. Merger. The Plan may be merged or consolidated with, or its assets and liabilities may be transferred to any other plan only if the benefits which would be received by a Participant in the event of a termination of the Plan immediately after such transfer, merger or consolidation are at least equal to the benefit such Participant would have received if the Plan had terminated immediately prior to the transfer, merger or consolidation.

     3. Termination. The Board of Directors shall have the right, at any time, to terminate the Plan, in whole or in part, by delivering written notice to the Trustee of such termination. A complete discontinuance of the Company's contributions to the Plan shall be deemed to constitute a termination.

     Upon any termination (whether full or partial) or a complete discontinuance of contributions, all amounts credited to the affected Participants' accounts shall become fully vested and nonforfeitable. Upon such termination, the Plan Administrator shall direct the Trustee to distribute the assets held in the Trust to the Participants.


                            ARTICLE XV
                     MISCELLANEOUS PROVISIONS

     1. Governing Law. The Plan shall be governed by federal law to the extent applicable, otherwise by the laws of the State of Louisiana.
     2. Diversion. In no event shall any portion of the Trust be used for, or diverted to, purposes other than the exclusive benefit of the Participants, their Beneficiaries, or their Alternate Payees.

     3. Employment Rights. Participation in the Plan will not give any Participant the right to be retained in the employ of the Company or any right or claim to any benefit under the Plan, unless such right has specifically accrued under the terms of the Plan.

     4.   Action.   Except  as  may  be  specifically  provided
herein, any action required or permitted to be taken by the Company may be taken on behalf of the Company by any authorized officer of the Company.

     5. Liability for Benefits. None of the Trustee, the Company or the Plan Administrator guarantee the Trust from loss or depreciation, nor do they guarantee any payment to any person. The liability of the Trustee, the Company, and the Plan Administrator to make any payment is limited to the available assets of the Trust.

     6. Evidence. Evidence required of anyone under the Plan may be supplied by certificate, affidavit, document or other information which the persons relying on it consider pertinent and reliable.

     7. Anticipation of Benefits. Except as provided in Paragraph 9 of Article IX, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, sign, pledge, encumber or charge such benefit shall be void; nor shall the benefits payable under the Plan be subject to any attachment or legal process.

     8. Named Fiduciary. The "named fiduciaries" of the Plan within the meaning of ERISA Section 403 shall be (a) the Board of Directors, (b) the Plan Administrator, and (c) the Trustee.

     9. Indemnification. The Employer agrees to defend the individuals performing services on behalf of the Plan Administrator against any claim or any liability, including any tax, imposed as a result of a claim asserted by any person or persons or entity (including a governmental entity) under the laws of any state or of the United States with respect to any action or failure to act of such individuals taken in good faith and in accordance with the terms of the Plan.

     10. Failure to Locate Beneficiary. The Plan Administrator shall retain the address of each Participant, Beneficiary and Alternate Payee. Any notice sent to the last address filed with the Plan Administrator or for the last address indicated on the Company's records will be binding upon a Participant, Beneficiary or Alternate Payee. If the Plan Administrator notifies a Participant, Beneficiary or Alternate Payee that he or she is entitled to a distribution and the Participant, Beneficiary or Alternate Payee fails to claim the benefit within five years of notification, the amount representing the benefits shall be treated as a forfeiture and reallocated in accordance with the provisions of Article IV, Paragraph (2); provided, however, that the benefit will be reinstated if a claim is subsequently made by the Participant, Beneficiary or Alternate Payee.
     11. Voting Rights. Each Participant shall be entitled to direct the Trustee as to the exercise of voting rights attributable to Company Stock allocated to any of his or her accounts as of the Valuation Date immediately preceding the relevant shareholders' meeting date. If the Trustee does not receive adequate instructions from a Participant, the Trustee shall not be entitled to vote Company Stock allocated to such Participant's accounts.

     Prior to each annual or special shareholders' meeting, the Plan Administrator, through the Trustee, shall provide each Participant with (a) a copy of any proxy solicitation or other material furnished to other shareholders, and (b) a form requesting instructions as to the exercise of voting rights attributable to Company Stock credited to such Participant's accounts. Instructions received by the Trustee shall be held in confidence and shall not be divulged or released to any person, including the officers or Employees of the Company. Neither the Trustee nor the Plan Administrator shall make recommendations as to the manner in which Company Stock allocated to a Participant's accounts should be voted.

     12. Insider Trading Restrictions. In order to assure compliance by Participants who are subject to Section 16 of the Securities Exchange Act of 1934, as amended ("insiders") with Rule 16b-3, as amended, or other applicable rules under Section 16 of the Securities Exchange Act of 1934, as amended, the Plan Administrator shall have the authority to impose additional requirements on insiders (a) concerning the time at which transfers in or out of the Melamine Fund can be made under Paragraph 3 of Article VII, (b) restricting investments in the Melamine Fund after a transfer out of such fund, and (c) suspending the ability to have Salary Deferral Contributions made after a withdrawal or a loan from the Plan.

     13.  Procedure  for  Participant   Elections.    The  Plan
Administrator shall establish procedures for making Participant
elections   concerning   contribution  amounts  and  investment
allocations.


                           ARTICLE XVI
                         TRUST PROVISIONS

     1. General Duties. The Trustee shall establish a Trust pursuant to the terms of the Plan to hold all property received by it, and shall manage, invest and reinvest the assets of the Trust, collect the Trust income, and make payments from the Trust, all as provided in the Plan.

     The Trustee shall be responsible only for the property actually received by it. It shall have no duty or authority to compute any amount to be paid to it by the Company or to bring any action or proceeding to enforce the collection from the Company of any contribution to the Trust.

     Title to the assets of the Trust, including all funds and investments held by the Trustee, shall be and remain in the Trustee, and no Participant, Beneficiary or Alternate Payee shall have any legal or equitable right or interest in the Trust Fund except to the extent that such rights or interests are expressly granted under the provisions of the Plan.

     2.   General Powers. The Trustee shall have all the powers
necessary  for  the performance of its duties as Trustee.   The
Trustee shall have the following powers and immunities and be subject to the following duties:

          a. The Trustee shall receive all contributions to the Trust and apply such contributions as set forth below. The Trustee shall have the custody of and safely keep all cash, securities, property and investments, including any insurance company contracts, received or purchased in accordance with the terms of the Plan.

          b. Subject to any limitations that may be contained elsewhere in the Plan, the Trustee shall take control and management of the Trust and shall hold, sell, buy, exchange, invest and reinvest the corpus and income of the Trust. All contributions paid to the Trustee under the Plan shall be held and administered by the Trustee as a single Fund, and the Trustee shall not be required to segregate and invest separately any part of the Trust representing accruals or interests of individual Participants in the Plan.

          c. The Trustee may invest and reinvest the funds of the Trust in any property, real, personal or mixed, wherever situated, and whether or not productive of income or consisting of wasting assets, including, without limitation, common and preferred stock, bonds, notes, debentures, leaseholds, mortgages (including without limitation, any collective or part interest in any bond and mortgage or note and mortgage), certificates of deposit, and oil, mineral or gas properties, royalties, interest or rights (including equipment pertaining thereto), without being limited to the classes of property in which trustees are authorized by law or any rule of court to invest trust funds and without regard to the proportion any such property may bear to the entire amount of the Trust.

     The Trustee may invest and reinvest all or any portion of the Trust assets collectively with funds of other retirement plan trusts exempt from tax under Section 501(a) of the Code, including, without limitation, power to invest collectively with such other funds through the medium of one or more common, collective or commingled trust funds which have been or may hereafter be established and maintained by the Trustee, the instrument or instruments establishing such trust fund or funds, as amended from time to time, being made part of the Trust so long as any portion of the Trust shall be invested through the medium thereof.

          d. The Trustee may sell or exchange any property or asset of the Trust at public or private sale, with or without advertisement, upon terms acceptable to the Trustee and in such manner as the Trustee may deem wise and proper. The proceeds of any such sale or exchange may be reinvested as is provided hereunder. The purchaser of any such property from the Trustee shall not be required to look to the application of the proceeds of any such sale or exchange by the Trustee.

          e. The Trustee shall have full power to mortgage, pledge, lease or otherwise dispose of the property of the Trust without securing any order of court therefor, without advertisement, and to execute any instrument containing any provisions which the Trustee may deem proper in order to carry out such actions. Any such lease so made by the Trustee shall be binding, notwithstanding the fact that the term of the lease may extend beyond the termination of the Plan.

          f. The Trustee shall have the power to borrow money upon terms agreeable to the Trustee and pay interest thereon at rates agreeable to the Trustee, and to repay any debts so created.

          g. The Trustee may participate in the reorganization, recapitalization, merger or consolidation of any corporation wherein the Trustee may own stock or securities and may deposit such stock or other securities in any voting trust or protective committee or like committee or trustee, or with the depositaries designated thereby, and may exercise any subscription rights or conversion privileges, and generally may exercise any of the powers of any owner with respect to any stock or other securities or property included in the Trust.

          h. The Trustee may, through any duly authorized officer or proxy, vote any share of stock which the Trustee may own from time to time.

          i. The Trustee shall retain in cash and keep unproductive of income such funds as from time to time it may deem advisable. The Trustee shall not be required to pay interest on any such cash in its hands pending investment, nor shall the Trustee be responsible for the adequacy of the Trust assets to discharge any and all payments under the Plan. All persons dealing with the Trustee are released from inquiry into the decision or authority of the Trustee to act.

          j. The Trustee may hold stocks, bonds, or other securities in its own name as Trustee, with or without the designation of said trust estate, or in the name of a nominee selected by it for the purpose, but said Trustee shall nevertheless be obligated to account for all securities received by it as part of the corpus of the trust estate herein created, notwithstanding the name in which the same may be held.

          k. The Trustee may consult with legal counsel (who may be of counsel to the Employer or the Committee) concerning any questions which may arise with reference to the construction of this Plan, its duties under the terms of the Plan, or any action which it proposes to take or omit.

          l. The Trustee may employee such counsel, accountants, and other agents as it shall deem advisable. The Trustee may charge the compensation of such counsel, accountants and other agents and the Trustee's compensation for its services in such amounts as may be agreed upon from time to time by the Employer and the
     Trustee, and any other expenses necessary in the administration of this Plan against the Trust Fund to the extent they are not paid by the Employer.

          m. The Trustee shall have the power to designate a bank, insurance company or trust company as depositary of the funds or property of the Trust and also to retain investment counsel.

          n. Without diminution or restriction of the powers vested by law or elsewhere in this Plan, and subject to all the provisions of the Plan, the Trustee, without the necessity of procuring any judicial authorization or approval, shall be vested with and, in the application of its best judgment and discretion on behalf of the beneficiaries of this Plan, shall be authorized to exercise all or any of the powers specifically permitted by statute or judicial decision in the State of Louisiana.

     3. Reliance on Committee and Company. Until notified pursuant to Article XIII that any Committee member or other person authorized to act for the Plan Administrator has ceased to act or is no longer authorized to act for the Plan Administrator, the Trustee may continue to rely on the authority of such member or other person. The Trustee may rely upon any certificate, notice or direction purporting to have been signed on behalf of the Plan Administrator which the Trustee believes to have been signed by the Plan Administrator or the person or persons authorized to act for the Plan Administrator. The Trustee may rely upon any certificate, notice or direction of the Company which the Trustee believes to have been signed by a duly authorized officer or agent of the Company. The Trustee may request instructions in writing from the Plan Administrator on other matters and may rely and act on such written instructions.

     4. Accounts and Reports. The Trustee shall keep an accurate record of its administration of the Trust Fund, including a detailed account of all investments, receipts and disbursements, and other transactions. All accounts, books and records relating to the Plan or Trust shall be open for inspection to any person designed by the Plan Administrator or the Company at all reasonable times. Within 60 days following the close of each Plan Year, the Trustee shall file with the Plan Administrator a written report setting forth all investments, receipts and disbursements and other transactions during the Plan Year, and such report shall contain an exact description of all securities purchased, exchanged or sold, the cost or net proceeds of sale, and shall show the securities and investments held at the end of such Plan Year, and the cost and fair market value of each item, as carried on the books of the Trustee.

     The Trustee shall also provide the Company and the Plan Administrator with such other information in its possession as may be necessary for the Plan Administrator or the Company to comply with the reporting and disclosure requirements of ERISA.

     5. Disbursements. The Trustee, upon written instructions from the Plan Administrator, shall make distributions and/or payments, including monthly payments to the Participants, Beneficiaries and Alternate Payees who qualify for such benefits and shall purchase, transfer, discontinue or surrender any insurance contracts. The Trustee shall have no liability to the Company, the Plan Administrator or any other person in making such distributions and/or payments. The Trustee shall not be required to determine or make any investigation to determine the identity or mailing address of any person entitled to benefits under the Plan and shall have discharged its obligation in that respect when it shall have sent checks and other papers by ordinary mail to such person or persons at such addresses as may be certified to it in writing by the Plan Administrator.

     6. Authority of Trustee. At no time during the administration of the Trust shall the Trustee be required to obtain any court approval of any act required of it in connection with the performance of its duties or in the performance of any act required of it in the administration of its duties as Trustee. The Trustee shall have full authority to exercise its judgment in all matters and at all times without court approval of such decisions; provided, however, that if any application to, or proceeding or action in, the courts is made, only the Company and the Trustee shall be necessary parties, and no Participant in the Plan or other person having an interest in the Trust shall be entitled to any notice or service of process. Any judgment entered in such proceeding or action shall be conclusive upon all persons claiming an interest under the Trust.

     7.   Funding  Policy;  Parties in Interest.   From time to
time the Plan Administrator shall  communicate  to  the Trustee
the   current   funding   policy  and  method  that  have  been
established to carry out the objectives of the Plan.

     Upon the written request of the Trustee, the Company shall file with the Trustee a roster of the names of all persons, corporations, partnerships, organizations and entities which are "parties in interest" with respect to the Plan, as that term is defined in ERISA.

     8. Removal or Resignation of Trustee. The Trustee may at any time be removed as Trustee of the Plan by action of the Board of Directors and written notice to the Trustee, such removal to be effective 60 days after such notice is given.

     The Trustee may resign as Trustee of the Plan upon written notice to the Company, such resignation to be effective 60 days after such notice is given.

     Upon mutual, written agreement by the Company and the Trustee, the 60 day period in this Paragraph 9 may be waived or a shorter period substituted.

     9. Successor Trustee. In the event of the resignation or removal of the Trustee, the Company shall appoint a successor trustee in place of the resigned or removed Trustee.

     Within 120 days after written notice of removal or resignation, the Trustee shall file with the Company a written report setting forth all investments, receipts and disbursements and other transactions effected by it since the end of the preceding Plan year. Such report shall be in the same form and be subject to the same requirements as the annual report.

     The Trustee, if not paid by the Company, is authorized to reserve such sum of money or to liquidate such property and reserve the proceeds thereof as it may deem advisable for the payment of its expenses and/or charges in connection with the settlement of its account or otherwise, and any such balance of such reserve remaining after the payment of such expenses and charges shall be paid over to the successor trustee or trustees, or to the Participants in the event of termination.

     Premier  Bank,  N.A.,  through  its undersigned authorized
officer,   appears   herein   to  acknowledge   the   foregoing
restatement of the Plan and agree to be bound thereby.

     The foregoing restatement  of the Melamine Chemicals, Inc.
Employee 401(k) Thrift Plan is EXECUTED this 8th day of April,
1996, in multiple counterparts, each of which shall be deemed an original, as set forth below:


WITNESSES:                         MELAMINE CHEMICALS, INC.

/s/ Witness
-----------------------------
                                   BY: /s/ Fred Huber
                                      --------------------------

/s/ Witness
-----------------------------      TITLE:   PRESIDENT AND CEO


                                   PREMIER BANK, N.A.

/s/ Witness
------------------------------
                                   BY: /s/ Rebecca G. Fontenot
                                      ---------------------------
/s/ Witness
------------------------------




                         ACKNOWLEDGEMENT


STATE OF LOUISIANA

PARISH OF ASCENSION


     BEFORE ME, the undersigned Notary Public, personally came and appeared FREDERIC R. HUBER, President and CEO, of Melamine Chemicals, Inc., who being by me sworn did depose and state that he signed the foregoing Amended and Restated Employee 401(k) Thrift Plan as his free act and deed on behalf of Melamine Chemicals, Inc. for the purposes therein set forth.



                                   /s/ Fred Huber
                                   ------------------------------


SWORN TO AND SUBSCRIBED BEFORE
ME THIS 8th DAY OF APRIL, 1996.


/s/ Monica B. Crews
-------------------------------
       NOTARY PUBLIC





                       ACKNOWLEDGEMENT BY PREMIER BANK, N.A.

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


        BEFORE ME, the undersigned Notary Public, in and for the Parish and State aforementioned, on this day personally appeared Rebecca G. Fontenot, known to me, personally, who, after being by me first duly sworn, did say that he is the officer whose name is subscribed to the foregoing instrument and that he executed the same as an act of said PREMIER BANK, NATIONAL ASSOCIATION, a banking corporation, for the purposes and considerations therein stated.

        THUS DONE AND SIGNED on this 26th day of April, 1996 and in the presence of the undersigned competent witnesses, at Baton Rouge, Louisiana.

WITNESSES:                              PREMIER BANK, NATIONAL ASSOCIATION

/s/ Witness                             BY:  /s/ Rebecca G. Fontenot
------------------------                   -------------------------------
                                               Authorized Officer
/s/ Witness
------------------------


                          /s/ Notary Public
                   -------------------------------
                             NOTARY PUBLIC